Preferred Stock	12 Months Ended
Dec. 31, 2011
Preferred Stock [Abstract]
Preferred Stock
(12)	Preferred Stock

On December 19, 2008, the Company announced its participation in the U.S. Treasury Department’s Capital Purchase Program (CPP), a voluntary program that provides capital to financially healthy banks. This program is designed to attract broad participation by banking institutions to help stabilize the financial system by encouraging lending. The Company has used the funds received, as discussed below, to continue to provide loans to its customers and to look for ways to deploy additional funds to benefit the communities in the Company’s market area.

Participating in this program included the Company’s issuance of 30,255 shares of senior preferred stock (with a par value of $1,000 per share) and a ten year warrant to purchase approximately 276,090 shares of common stock (see below for additional information) to the U.S. Department of Treasury in exchange for $30,255,000. The proceeds received were allocated between the preferred stock and the common stock warrant based upon their relative fair values. This resulted in the recording of a discount on the preferred stock upon issuance that reflects the value allocated to the warrant. The discount on the preferred stock will be accreted over five years, consistent with managements’ estimate of the life of the preferred stock. Such accretion will be treated as additional dividends on the preferred stock. The allocated carrying values of the senior preferred stock and common stock warrant at December 31, 2011 were $29,318,000 and $2,382,000, respectively.

The preferred shares carry a 5% cumulative dividend for the first five years and 9% thereafter if not redeemed. The preferred shares are redeemable after three years at par plus accrued dividends, or before three years if the Company raises Tier 1 capital in an amount equal to the preferred stock issued. The preferred stock generally does not have any voting rights, subject to an exception in the event the Company fails to pay dividends on the preferred stock for six or more quarterly periods, whether or not consecutive. Under such circumstances, the Treasury will be entitled to vote to elect two directors to the board until all unpaid dividends have been paid or declared and set apart for payment. The Company is prohibited from paying any dividends with respect to shares of common stock unless all accrued and unpaid dividends are paid in full on the senior preferred stock for all past dividend periods. The Treasury Department may also transfer the senior preferred stock to a third party at any time.

The common stock warrant is exercisable immediately with a ten year term, in whole or in part, at an exercise price of $16.44 per share. The preferred stock and warrant are classified as stockholders’ equity in the consolidated balance sheet and qualify, for regulatory capital purposes, as Tier I capital. For the year ended December 31, 2011, the Company had declared and paid $1,513,000 of dividends and amortized $476,000 of accretion of the discount on preferred stock.